UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 5, 2006
TUMBLEWEED COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-26223	94-3336053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Saginaw Drive, Redwood City, California		94063
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(650) 216-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01	Regulation FD Disclosure.

From time to time, the management of Tumbleweed Communications Corp. intends to make presentations to investors and others in the form filed herewith.

9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Form of Investor Power Point Presentation, entitled "Experts in Secure Messaging."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.

	By:	/s/ Bernard J. Cassidy
	Name:	Bernard J. Cassidy
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 5, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Form of Investor Power Point Presentation, entitled "Experts in Secure Messaging."